                                                                   EXHIBIT 10.7

                                                                 EXECUTION COPY

                           STOCK AND WARRANT PURCHASE
                            AND REDEMPTION AGREEMENT


         This STOCK AND WARRANT PURCHASE AND REDEMPTION AGREEMENT, dated as of February 12, 2002 (the "AGREEMENT"), is entered into by and among THANE INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), PARIBAS NORTH AMERICA, INC. ("PARIBAS NORTH America"), PARIBAS CAPITAL FUNDING LLC ("PARIBAS CAPITAL FUNDING" and, together with Paribas North America, the "PARIBAS ENTITIES"), and H.I.G. DIRECT MARKETING HOLDINGS, INC. (f/k/a H.I.G. Infomercial Company), a Cayman Islands company ("H.I.G.").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, in connection with (i) that certain Credit Agreement, dated as of June 10, 1999 (as amended, the "CREDIT Agreement"), by and among the Company, the banks party thereto and BNP Paribas (f/k/a Paribas), an affiliate of the Paribas Entities, as Agent, and (ii) that certain Senior Subordinated Loan Agreement, dated as of June 10, 1999 (as amended, the "SUBORDINATED LOAN AGREEMENT"), by and among the Company, Paribas Capital Funding and the banks party thereto, the Company issued to the Paribas Entities certain common stock purchase warrants (the "PARIBAS WARRANTS") to purchase, in the aggregate, 123,889 shares of the Company's Class B Common Stock, par value $.0001 per share (the "CLASS B COMMON STOCK"); and

         WHEREAS, the Paribas Entities wish for the Company and its affiliates to enter into certain financing arrangements with Congress Financial Corporation (Florida) (the "REFINANCING ARRANGEMENTS"), pursuant to which all outstanding debt obligations of the Company and its affiliates under the Credit Agreement and the Subordinated Loan Agreement will be paid in full in advance of maturity; and

         WHEREAS, as an inducement to the Company to enter into the Refinancing Arrangements, the Paribas Entities have agreed to sell, and the Company has agreed to purchase, all of the Paribas Warrants in exchange for the consideration set forth herein; and

         WHEREAS, H.I.G. currently owns 707,994 shares of the Company's Class A Common Stock, par value $.0001 per share (the "CLASS A COMMON STOCK"), of which 123,889 shares are subject to that certain Redemption Agreement, dated as of June 10, 1999 (the "REDEMPTION AGREEMENT"), by and between the Company and H.I.G.; and

         WHEREAS, as an inducement to the Company to enter into the Refinancing Arrangements and in satisfaction in full of its obligations under the Redemption Agreement, H.I.G. has agreed to allow the Company to redeem 99,111 of its shares of Class A Common Stock.

         NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, the adequacy and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                   ARTICLE I

                        PURCHASE OF THE PARIBAS WARRANTS

     1.1 PURCHASE OF THE PARIBAS WARRANTS. Subject to the terms and conditions set forth in this Agreement, at the Closing (as hereinafter defined):

     (a) Paribas North America agrees to sell to the Company, and the Company agrees to purchase from Paribas North America, all of the Paribas Warrants that were issued or issuable to Paribas North America pursuant to that certain Warrant Agreement, dated as of June 10, 1999 (as amended, the "PARIBAS NORTH AMERICA WARRANT AGREEMENT"), by and between the Company and Paribas North America.

     (b) Paribas Capital Funding agrees to sell to the Company, and the Company agrees to purchase from Paribas Capital Funding, all of the Paribas Warrants that were issued or issuable to Paribas Capital Funding pursuant to that certain Warrant Agreement, dated as of June 10, 1999 (as amended, the "PARIBAS CAPITAL FUNDING WARRANT AGREEMENT" and, together with the Paribas North America Warrant Agreement, the "WARRANT AGREEMENTS"), by and between the Company and Paribas Capital Funding.

     1.2 PURCHASE PRICE. In full consideration for the sale of all of the Paribas Warrants to the Company by the Paribas Entities:


     (a) The Company shall pay to the Paribas Entities a cash amount equal to $4,000,000 (the "CASH PURCHASE PRICE"). The Cash Purchase Price shall be payable on the date of the Closing by wire transfer of immediately available funds to an account or accounts specified by the Paribas Entities. The Cash Purchase Price shall be allocated $2,886,656 to Paribas North America and $1,113,344 to Paribas Capital Funding.

     (b) The Company shall issue to the Paribas Entities certain common stock purchase warrants (the "NEW WARRANTS") to purchase, in the aggregate, 24,778 shares of Class B Common Stock. The New Warrants shall be issued pursuant to that certain Warrant Agreement, substantially in the form attached hereto as EXHIBIT A (the "NEW WARRANT AGREEMENT"), and shall be subject to all of the rights and obligations pertaining to the New Warrants set forth therein. The New Warrants shall be allocated 17,881 to Paribas North America and 6,897 to Paribas Capital Funding. The Company anticipates completing a 32 for 1 stock split immediately prior to its acquisition of Reliant Interactive Media Corp. ("RELIANT"), and the number of shares of Class B Common Stock issuable upon the exercise of the New Warrants shall be adjusted in number to reflect such stock split. In addition, the Company has filed a registration statement on Form S-4 with the Securities and Exchange Commission in connection with the acquisition of Reliant, a copy of which is attached hereto as EXHIBIT B. Upon the closing of the acquisition of Reliant, the Company will (i) complete a reorganization of its capital stock pursuant to which all of its shares of Class A Common Stock and Class B Common Stock will become shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK"), and all securities, options or warrants that prior to such reorganization were convertible into, or represented the right to acquire, shares of Class A Common Stock or Class B Common Stock will become convertible into, or represent the right to acquire, shares of Common Stock, and (ii) become subject to the reporting requirements of the

Securities Exchange Act of 1934, as amended. The Paribas Entities hereby agree that upon the consummation of the aforementioned reorganization, the New Warrants and the New Warrant Agreement shall be replaced with warrants and a warrant agreement with identical terms except that they shall reflect the right to receive Common Stock in lieu of Class B Common Stock so long as, at the time of such reorganization, the Paribas Entities shall hold less than five percent (5%) of the Common Stock, and the Paribas Entities will not be prohibited from holding Common Stock by Regulation Y of the Board of Governors of the Federal Reserve Board or any other law, statute, regulation or rule of any governmental authority.

     1.3 TERMINATION OF THE PARIBAS WARRANTS AND THE WARRANT AGREEMENTS. Upon the payment of the Purchase Price and the issuance of the New Warrants on the date of the Closing, the Company and the Paribas Entities hereby agree that (a) the Paribas Warrants shall be terminated and of no further force and effect, (b) the certificates representing the Paribas Warrants shall be cancelled, whether or not such certificates have been surrendered to the Company, and (c) the Warrant Agreements shall be terminated and of no further force or effect, and the Company and the Paribas Entities waive all of their respective rights and claims thereunder.

     1.4 CLOSING. The purchase and sale referred to in Section 1.1 (the "CLOSING") shall take place simultaneously with, and at the same location as, the consummation of the transactions contemplated by the Refinancing Arrangements.

                                   ARTICLE II

                                STOCK REDEMPTION

     2.1 STOCK REDEMPTION. Subject to the terms and conditions set forth in this Agreement, at the Closing H.I.G. shall transfer 99,111 of its shares of Class A Common Stock (the "H.I.G. STOCK") to the Company, and the Company shall redeem the H.I.G. Stock from H.I.G. in exchange for the Redemption Price (as hereinafter defined). The redeemed shares of H.I.G. Stock shall be held as treasury stock of the Company in full satisfaction of H.I.G.'s obligations under the Redemption Agreement.

     2.2 REDEMPTION PRICE. In full consideration for the redemption of the H.I.G. Stock, the Company shall pay to H.I.G. a cash amount equal to $0.0001 per share of H.I.G. Stock redeemed hereunder (the "REDEMPTION PRICE"). Such amount shall be payable on the date of the Closing by wire transfer of immediately available funds to an account or accounts specified by H.I.G.

     2.3 TERMINATION OF THE REDEMPTION AGREEMENT. Upon the payment of the Redemption Price on the date of the Closing, the Company and H.I.G. hereby agree that the Redemption Agreement will be terminated and of no further force or effect, and the Company and H.I.G. hereby waive all of their respective rights thereunder.

                                  ARTICLE III

                          CONDITIONS TO THE OBLIGATIONS
                 OF THE COMPANY, THE PARIBAS ENTITIES AND H.I.G.

     3.1 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY, THE PARIBAS ENTITIES AND H.I.G. The obligations of the Company, the Paribas Entities and H.I.G. hereunder are conditioned upon the consummation of the transactions contemplated by the Refinancing Arrangements on or prior to March 15, 2002.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1 GOVERNING LAW. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Delaware applicable to agreements executed and to be performed solely within such State.

     4.2 CAPTIONS. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

     4.3 NOTICES. Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed to each of the parties hereto at the address set forth next to their name on the signature pages hereto or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by facsimile or mailed.

     4.4 PARTIES IN INTEREST. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

     4.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

     4.6 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein and this Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     4.7 AMENDMENTS. This Agreement may not be changed orally, but only by an agreement in writing signed by the Company, the Paribas Entities and H.I.G.

     4.8 SEVERABILITY. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     4.9 THIRD PARTY BENEFICIARIES. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Stock and Warrant Purchase and Redemption Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

NOTICE ADDRESS:                                THANE INTERNATIONAL, INC.
--------------

78-140 Calle Tampico
La Quinta, CA 92253                         By:_______________________________
Attention:  William F. Hay                      Name:
            Kandy Lee Allen, Esq.               Title:
Telephone: (760) 777-0217
Facsimile:   (760) 777-0214

with a copy to:

H.I.G. Direct Marketing Holdings, Inc.
c/o HIG Capital Management, L.L.C.
1001 Brickell Bay Drive, 27th Floor
Miami, Florida 33131
Attention:  Steven Martinez
Telephone:  (305) 379-2322
Facsimile:  (305) 379-2013

and a copy to:

White & Case LLP
200 South Biscayne Boulevard
Miami, Florida 33131
Attention:  Jorge L. Freeland, Esq.
            James M. Moakley, Esq.
Telephone:  (305) 995-5247
Facsimile:  (305) 358-5744

NOTICE ADDRESS:                                 PARIBAS NORTH AMERICA, INC.
--------------

787 Seventh Avenue
New York, New York 10019                        By_____________________________
Attention:  Edward Irwin                          Name:
Telephone: (212) 841-2000                         Title:
Facsimile:  (212) 841-2363

with a copy to:

O'Melveny & Myers LLP
153 E. 53rd Street
New York, New York 10022
Attention:  Barry Levinson, Esq.
Telephone:  (212) 326-2203
Facsimile:  (212) 326-2061


NOTICE ADDRESS:                                 PARIBAS CAPITAL FUNDING LLC
--------------

787 Seventh Avenue
New York, New York 10019                        By_____________________________
Attention:  Michael Weinberg                      Name:
Telephone: (212) 841-2000                         Title:
Facsimile:  (212) 841-2363

with a copy to:

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois 60601
Attention:  Christopher Butler, Esq.
Telephone:  (312) 861-2298
Facsimile:  (312) 861-2200

NOTICE ADDRESS:                           H.I.G. DIRECT MARKETING HOLDINGS, INC.
--------------

c/o HIG Capital Management, L.L.C.
1001 Brickell Bay Drive, 27th Floor        By:_________________________________
Miami, Florida 33131                           Name:
Attention:  Steven Martinez                    Title:
Telephone:  (305) 379-2322
Facsimile:  (305) 379-2013

with a copy to:

White & Case LLP
200 South Biscayne Boulevard
Miami, Florida 33131
Attention:  Jorge L. Freeland, Esq.
            James M. Moakley, Esq.
Telephone:  (305) 995-5247
Facsimile:  (305) 358-5744